UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22533

Duff & Phelps Global Utility Income Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder Duff & Phelps Global Utility Income Fund Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Lawrence R. Hamilton, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-368-5510

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1.	Reports to Stockholders.

The Annual Report to Stockholders follows.

Annual Report

October 31, 2018

Fund Distributions and Managed Distribution Plan: Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) has been paying a regular 35.0 cent per share quarterly distribution on its common stock since September 2011. In June 2015, the Fund’s Board of Directors (the “Board”) adopted a Managed Distribution Plan (the “Plan”), which provides for the Fund to continue to make a quarterly distribution on its common stock of 35.0 cents per share. Under the Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the steady distribution rate that has been approved by the Board.

If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

Whenever a quarterly distribution includes a capital gain or return of capital component, the Fund will provide you with a written statement indicating the sources of the distribution and the amount derived from each source. As the most recent quarterly statement from the Fund indicated, the cumulative distributions paid this fiscal year to date through October 31, 2018 were estimated to be composed of net investment income, capital gains and return of capital.

The amounts and sources of distributions reported in written statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Board may amend, suspend, or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dpimc.com/dpg under the “Dividend and Distributions” tab. The tax characterization of the Fund’s historical distributions can also be found on the website under the “Tax Information” tab.

LETTER TO SHAREHOLDERS

December 13, 2018

Dear Fellow Shareholders:

Performance Review: Consistent with its primary objective of current income and long-term growth of income, and with its Managed Distribution Plan, the Fund declared two quarterly distributions in the second half of the 2018 fiscal year. The 35 cent quarterly dividend, without compounding, would be $1.40 annualized, which is equal to 10.6% of the October 31, 2018 closing price of $13.21 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

On a net asset value (“NAV”) basis, the Fund’s five-year annualized total return (income plus change in the NAV of the portfolio) was 0.1% through October 31, 2018, which trails the Composite Index, which had a 0.7% annualized total return for that same period. The Composite Index is composed of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted to reflect the stock sector allocation of the Fund. On a market value basis, the Fund had a five-year annualized total return of 0.6% through October 31, 2018. For the year ended October 31, 2018, the Fund’s NAV total return was -4.8% and its market value total return was -7.9%, compared to the Composite Index’s -1.0% total return.

The table below compares the performance of the Fund to various market indices. It is important to note that the composite and index returns referred to in this letter include no fees or expenses, whereas the Fund’s returns are net of expenses.

Total Return[1] For the period indicated through October 31, 2018
	One Year	Three Years (annualized)	Five Years (annualized)
Duff & Phelps Global Utility Income Fund Inc.
Market Value[2]	-7.9%	2.1%	0.6%
Net Asset Value[3]	-4.8%	0.1%	0.1%
Composite Index[4]	-1.0%	1.6%	0.7%
Alerian MLP Index[4]	0.7%	-1.5%	-4.8%
MSCI U.S. Utilities Index[4]	0.0%	9.5%	8.9%
MSCI World ex U.S. Utilities Index[4]	-5.9%	1.4%	1.0%
MSCI World Telecom Services Index[4]	-2.4%	0.8%	1.5%

¹	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.

[3]

Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 14 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the Fund.

[4]

The Composite Index is a composite of the returns of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of quarter market values. The indices are calculated on a total return basis, net of foreign withholding taxes, with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges; and they are not available for direct investment. Source: Index returns were obtained from MSCI and Morningstar Direct.

International Investments: The Fund’s international investments have struggled over the past six months and past year as foreign market returns have been well into negative territory over these periods. The MSCI Europe Index on a total return, U.S. dollar basis was down -10.6% over the past six months and down -8.3% over the year ended October 31. Likewise, the S&P/Toronto Stock Exchange Composite Index was down -4.6% and -5.2% for those periods and, more broadly, the MSCI AC World ex U.S.A. Index was down -11.3% and -8.2% on a total return, U.S. dollar basis. The negative international returns are partly attributable to a combination of a strong U.S. dollar and weak currencies in most of the countries in which the Fund invests. With respect to the Fund’s top three foreign currency exposures, in comparison to the U.S. dollar, the Canadian dollar was down -2.3%, the Euro was down -2.9%, and the Australian dollar was down -7.6%, over the past year. The Fund is required to hold at least 40% of its investments outside of the U.S. and uses a “bottom-up” approach to find attractive utility and infrastructure investments. Looking to the future, as U.S. economic growth slows and the Federal Reserve nears what it considers to be the “neutral” interest rate, foreign markets and currencies may gain attractiveness relative to that of the United States.

The Fund began investing in infrastructure companies during this fiscal year, and this has broadened the international opportunity set. Investments in railroad companies, such as Canadian National Railway, and in toll road operators, such as Atlas Arteria, have performed well to date. Other investments, such as in Sydney Airport and Vinci SA, are expected to perform well over time as regulatory and strategic issues are resolved. We will closely monitor the performance of the Fund’s infrastructure investments as economic growth slows and the companies’ underlying metrics, such as traffic growth, moderate.

Domestic Utilities: In the United States, electric, gas, and water utilities have performed well over the past six months, recovering from an earlier downturn. At the end of 2017 and beginning of 2018, utilities were impacted by rising interest rates and concerns about further increases to come. In addition, changes to the federal tax code in late 2017 created the need for many utilities to raise equity in order to strengthen their balance sheets. The reduction in corporate tax rates also reduced the attractiveness of utilities compared to companies which benefitted more from the lower tax rates. However, beginning in June, the utilities sector recovered as investors began to place higher value on utilities’ predictable earnings and defensive nature. Electric utilities are meeting the need to retire older generation, invest in renewables, and modernize the transmission and distribution grids with large, multi-year investment programs that grow rate base (the value of property on which a utility is permitted to earn a specified rate of return). Gas distribution utilities are replacing outdated iron and bare steel distribution pipes with investment programs lasting many years, if not decades. These investments, coupled with aggressive cost-cutting, are resulting in consistent 5-7% earnings growth for many utilities. This earnings predictability helped the utility sector (as measured by the MSCI US Utilities Index) finish flat for the fiscal year on a total return basis, despite the yield on the 10-Year Treasury Note (as measured by the Bloomberg US Generic Government 10 Year Yield Index) rising 76 basis points over the past 12 months to 3.14%.

Midstream Energy: The Fund’s investments in midstream energy companies remain a source of frustration, as stock market returns have not matched the improvements in underlying fundamentals. Fundamentals, at this point, remain strong. The volumes of oil and natural gas gathered, processed, and transported in the pipelines of North American midstream companies have increased significantly over the past six months. This has resulted in better earnings, better cash flow, and increased coverage of distributions. Increased earnings and cash flow, along with asset sales, have reduced leverage for many midstream companies. Capacity for midstream assets across many U.S. basins remains tight, thereby driving wide differentials in commodity prices and creating demand for new projects.

The midstream energy industry has addressed a number of investor concerns over the past two years. Many partnerships have reduced or eliminated payments to general partners and, in the process, simplified their structures or converted to corporations. Since the sharp downturn in oil prices over the 2014 to 2016 period, midstream companies have increased the percentage of revenues coming from fee-based contracts and decreased their exposure to commodity prices. Despite the continued high volatility in oil prices, prices have remained in a range that is viewed by analysts as high enough to incentivize more production in the US, but not high enough to destroy end-user demand.

Investors can have long memories and many were strongly disappointed by the performance of the midstream energy sector during the 2014-2016 timeframe, especially the distribution cuts made by many companies. Over the past year, the sector had several strong rallies, such as in late 2017 and in July and August of 2018, but each rally was followed by a retreat. Over the past 12 months, the Alerian MLP Index earned 0.7% on a total return basis, slightly outperforming utilities. Midstream energy companies still have a higher perceived risk profile than utilities, and greater volatility, but the outlook for industry fundamentals remains strong. If midstream energy companies continue to improve, we believe that investors will have difficulty ignoring the sector’s strong secular growth, attractive distributions, and compelling valuations.

Changes to the Fund’s Composite Index: The Fund’s management has decided to change two of the four index components of the Fund’s composite index benchmark, effective with the new fiscal year. The first index component, the MSCI World Telecom Services Index, relies on GICS classifications and GICS recently modified its telecommunications classification to include significant weightings in companies such as Alphabet, Facebook, and Netflix. These “tech” companies do not match the DPG Fund’s investment mandate. Therefore, going forward, the Fund will instead use the FTSE All World Telecommunications Index as its telecommunications index component.

The second index component, the Alerian MLP Index (AMZ), will be replaced by the Alerian US Midstream Energy Index (AMUS). In the midstream energy “space,” a significant number of midstream energy companies that had historically been structured as master limited partnerships (MLPs) have restructured to use more traditional corporate structures. This has made the Alerian MLP Index—which only includes MLPs—less representative of the overall midstream energy industry. In recognition of this fact, Alerian introduced a number of new indices in mid-2018. Of the new indices, the AMUS most closely matches the investment style of the Fund, with a 45% weighting to corporate-structure, midstream energy companies and the remainder weighted to MLP-structure midstream energy companies.

U.S. Monetary Policy: Beginning in early 2017, U.S. economic growth accelerated. Since that time, job growth has been strong and unemployment has dropped to record lows. Over the past two fiscal years, the Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve that sets domestic monetary policy, has raised rates seven times, compared to one raise over the previous nine years.

The Federal Reserve has also reversed its policy of quantitative easing (QE) into a policy of quantitative tightening (QT) by decreasing the amount reinvested from principal payments it receives from securities held in the System Open Market Account. Beginning in October, the amount excluded from reinvestment reached its maximum planned limit of $50 billion per month. At the same time, the other major QE banks, the European Central Bank and Bank of Japan, are reducing the pace of their balance sheet expansions.

The Federal Reserve’s most recent official projection called for several rate increases during 2019. The market has recently lowered its forecast of the number of increases, although there is a strong debate over this forecast, and also to what extent rising rates will impact the economic recovery and stock market valuations.

In the near term, we expect a measured U.S. economic recovery and relatively low global interest rates to limit further upward pressure on U.S. Treasury yields. Over the longer term, a self-sustaining economic recovery, rising inflation expectations, or growing budget deficits could set the stage for a sustained and meaningful rise in interest rates in the United States. A significant rise in interest rates could have an accompanying negative impact on stock valuations, which would reduce the total return of leveraged equity funds, including the DPG fund.

Board of Directors Meeting: At the regular September 2018 Board meeting, the Board declared a quarterly distribution of 35 cents per share to holders of record of common stock on September 17, 2018, with the distribution to be payable on September 28, 2018. At the regular December 2018 Board meeting, the Board declared a quarterly distribution of 35 cents per share to holders of record of common stock on March 15, 2019, with the distribution to be payable on March 29, 2019.

In June 2015, the Board adopted a Managed Distribution Plan (the “Plan”) for the Fund. The Plan provides for the continuation of the 35.0 cent per share quarterly distribution. While the adoption of the Plan does not in any way constitute a guarantee that the Fund will maintain at least a 35.0 cent per share quarterly distribution, it does indicate that the Fund currently intends to use long-term capital gains and/or return of capital, if necessary, to maintain that distribution rate. The Board may amend, suspend or terminate the Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders.

About the Fund: The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income and (ii) growth in current income, and secondarily from capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry. The utility industry is defined to include the following sectors: electric, gas, water, telecommunications and midstream energy.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on equity holdings. As of October 31, 2018, the Fund’s leverage consisted of $100 million of floating rate preferred stock and $160 million of floating rate debt. On that date, the total amount of leverage represented approximately 31% of the Fund’s total assets. The Fund’s borrowings and preferred shares pay interest and dividends based on one- and three-month LIBOR (London Interbank Offer Rate) rates, as outlined in Note 8 and Note 9 to the Fund’s financial statements, and rising interest rates increase the cost of the Fund’s leverage.

The amount and type of leverage used by the Fund is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s NAV and the market value of its common stock. The use of leverage increases the benefits to the Fund when equity valuations are rising and conversely, exacerbates the negative impact when equity valuations are falling. In addition, the income-oriented equity investments held in your Fund can be adversely affected by a rise in interest rates. However, while rising interest rates generally have a negative impact on income-oriented investments, if improved growth accompanies the rising rates, the impact can be mitigated. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

Visit us on the Web—You can obtain more information about the Fund, including the most recent shareholder financial reports and distribution information, at our website, www.dpimc.com/dpg. We appreciate your interest in Duff & Phelps Global Utility Income Fund Inc., and we will continue to do our best to be of service to you.

Eric Elvekrog, CFA, CPA	Nathan I. Partain, CFA
Vice President & Chief Investment Officer	Director, President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward looking statements or views expressed herein.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2018

Shares	Description	Value
COMMON STOCKS & MLP INTERESTS—143.9%

	⬛ AIRPORT SERVICES—2.2%
2,850,000	Sydney Airport (Australia)	$12,997,387

	⬛ CONSTRUCTION & ENGINEERING—5.0%
3,100,000	Atlas Arteria Ltd. (Australia)	14,993,662
155,000	Vinci SA (France)	13,848,158

		28,841,820

	⬛ ELECTRIC, GAS AND WATER—55.3%
363,000	American Electric Power Co., Inc.	26,629,680
13,655,374	AusNet Services (Australia)	16,535,793
763,000	CenterPoint Energy, Inc.	20,608,630
420,000	CMS Energy Corp.	20,798,400
218,500	DTE Energy Co.	24,559,400
839,000	Emera, Inc. (Canada)	25,887,941
3,530,000	Enel SpA (Italy)	17,328,342
492,236	Evergy, Inc.	27,560,294
411,000	Fortis, Inc. (Canada)	13,580,843
3,690,000	Iberdrola SA (Spain)	26,146,677
2,353,083	National Grid plc (United Kingdom)	24,939,943
194,100	NextEra Energy, Inc.	33,482,250
299,000	Orsted A/S (Denmark)	18,997,024
434,000	Public Service Enterprise Group, Inc.	23,188,620

		320,243,837

	⬛ HIGHWAYS & RAILTRACKS—2.6%
1,880,701	Transurban Group (Australia)	15,102,823

	⬛ OIL & GAS STORAGE, TRANSPORTATION AND PRODUCTION—56.4%
725,944	Antero Midstream GP LP	11,694,958
585,000	BP Midstream Partners LP	10,676,250
404,015	Cheniere Energy Partners LP	13,603,185

Shares	Description	Value

353,184	DCP Midstream LP	$12,711,092
1,938,585	Energy Transfer LP	30,125,611
953,000	Enterprise Products Partners LP	25,559,460
500,000	GasLog Partners LP (Marshall Islands)	12,425,000
1,096,854	Kinder Morgan, Inc.	18,668,455
632,575	MPLX LP	21,260,845
735,000	Pembina Pipeline Corp. (Canada)	23,773,254
236,000	Phillips 66 Partners LP	11,542,760
870,000	Plains All American Pipeline LP	18,939,900
500,000	Sunoco LP	13,670,000
686,596	Tallgrass Energy LP	14,940,329
549,528	Targa Resources Corp.	28,394,112
573,000	TransCanada Corp. (Canada)	21,606,381
272,000	Western Gas Partners LP	10,760,320
1,081,747	Williams Cos., Inc. (The)	26,318,904

		326,670,816

	⬛ RAILROADS—3.9%
267,000	Canadian National Railway Co. (Canada)	22,825,158

	⬛ TELECOMMUNICATIONS—18.5%
599,000	BCE, Inc. (Canada)	23,289,120
225,000	Crown Castle International Corp.	24,466,500
1,377,000	Deutsche Telekom AG Registered Shares (Germany)	22,607,137
1,288,000	Orange SA (France)	20,161,243
6,365,000	Spark New Zealand Ltd. (New Zealand)	16,406,245

		106,930,245

	Total Common Stocks & MLP Interests (Cost $854,077,971)	833,612,086

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

OCTOBER 31, 2018

Shares	Description	Value
	SHORT-TERM INVESTMENT—0.5%

		⬛ MONEY MARKET MUTUAL FUND—0.5%
2,889,379	BlackRock Liquidity Funds FedFund Portfolio Institutional Shares (seven-day effective yield 2.066%)(1)	$2,889,379

	Total Short-term Investment (Cost $2,889,379)	2,889,379

	TOTAL INVESTMENTS—144.4% (Cost $856,967,350)	836,501,465 (2)

	Secured borrowings—(27.6)%	(160,000,000)
	Mandatory Redeemable Preferred Shares at liquidation value—(17.3)%	(100,000,000)
	Other assets less other liabilities—0.5%	2,955,809

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$579,457,274

(1) Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

(2) All or a portion of the total investments have been pledged as collateral for borrowings.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2018:

Level 1
Common stocks & MLP interests	$833,612,086
Money market mutual fund	2,889,379

Total	$836,501,465

There were no Level 2 or Level 3 priced securities held and there were no transfers into or out of Level 3.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

OCTOBER 31, 2018

SECTOR ALLOCATION* (Unaudited)

COUNTRY WEIGHTING* (Unaudited)	CURRENCY EXPOSURE* (Unaudited)

*	Percentages are based on total investments rather than net assets applicable to common stock.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

ASSETS:
Investments at value (cost $856,967,350)	$836,501,465
Foreign currency at value (cost $255,242)	255,242
Receivables:
Dividends	2,778,498
Reclaims	468,916
Prepaid expenses	14,847

Total assets	840,018,968

LIABILITIES:
Cash overdraft	833
Secured borrowings (Note 9)	160,000,000
Payables:
Investment advisory fees (Note 3)	735,167
Administrative fees (Note 3)	51,434
Interest on secured borrowings (Note 9)	13,933
Interest on floating rate mandatory redeemable preferred shares (Note 8)	370,794
Accrued expenses	139,071
Floating rate mandatory redeemable preferred shares (liquidation preference $100,000,000, net of deferred offering costs of $749,538) (Note 8)	99,250,462

Total liabilities	260,561,694

NET ASSETS APPLICABLE TO COMMON STOCK	$579,457,274

CAPITAL
Common stock ($0.001 par value; 596,000,000 shares authorized and 37,929,806 shares issued and outstanding)	$37,930
Additional paid-in capital	620,797,586
Total distributable earnings (loss)	(41,378,242)

Net assets applicable to common stock	$579,457,274

NET ASSET VALUE PER SHARE OF COMMON STOCK	$15.28

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2018

INVESTMENT INCOME:
Dividends (less foreign withholding tax of $2,430,722)	$46,674,843
Less return of capital distributions (Note 2)	(20,893,331)

Total investment income	25,781,512

EXPENSES:
Investment advisory fees (Note 3)	8,911,778
Administrative fees (Note 3)	631,178
Interest expense and fees on secured borrowings (Note 9)	4,284,378
Interest expense and amortization of deferred offering costs on preferred shares (Note 8)	4,157,949
Professional fees	152,297
Reports to shareholders	151,572
Directors’ fees (Note 3)	131,976
Accounting agent fees	94,776
Custodian fees	52,811
Transfer agent fees	10,572
Other expenses	109,454

Total expenses	18,688,741

Net investment income	7,092,771

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	24,137,458
Net realized gain (loss) on foreign currency transactions	(123,673)
Net realized gain (loss) on written options	460,286
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(61,705,192)
Net change in unrealized appreciation (depreciation) on written options	38,503

Net realized and unrealized gain (loss)	(37,192,618)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$(30,099,847)

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2018	For the year ended October 31, 2017
OPERATIONS:
Net investment income	$7,092,771	$15,436,821
Net realized gain (loss)	24,474,071	10,776,211
Net change in unrealized appreciation (depreciation)	(61,666,689)	(10,402,092)

Net increase (decrease) in net assets applicable to common stock resulting from operations	(30,099,847)	15,810,940

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income and capital gains	(53,101,728)	(27,461,159)
Return of capital	—	(25,640,569)

Decrease in net assets from distributions to common stockholders (Note 6)	(53,101,728)	(53,101,728)

Total increase (decrease) in net assets	(83,201,575)	(37,290,788)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of year	662,658,849	699,949,637

End of year	$579,457,274	$662,658,849

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED OCTOBER 31, 2018

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Income dividends received	$25,258,961
Interest paid on secured borrowings	(4,279,667)
Expenses paid	(10,303,296)
Purchase of long-term investment securities	(413,219,178)
Proceeds from sale of long-term investment securities	428,186,647
Net change in short-term investments	40,187
Return of capital distributions on investments	20,893,331
Net proceeds from written options	358,789
Interest paid on floating rate mandatory redeemable preferred shares	(3,882,099)
Net realized gain from foreign currency transactions	(123,673)

Net cash provided by operating activities		$42,930,002
Cash flows provided by (used in) financing activities:
Distributions paid	(53,101,728)

Net cash used in financing activities		(53,101,728)

Net decrease in cash and cash equivalents		(10,171,726)
Cash and cash equivalents—beginning of year		10,426,135

Cash and cash equivalents—end of year		$254,409

Reconciliation of net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Net decrease in net assets resulting from operations		$(30,099,847)
Purchase of long-term investment securities	(413,219,178)
Proceeds from sale of long-term investment securities	428,186,647
Net proceeds from written options	358,789
Net change in short-term investments	40,187
Net realized gain on investments	(24,137,458)
Return of capital distributions on investments	20,893,331
Amortization of deferred offering costs	181,354
Net realized gain on written options	(460,286)
Net change in unrealized (appreciation) depreciation on investments	61,694,485
Net change in unrealized (appreciation) depreciation on written options	(38,503)
Increase in dividends receivable	(356,064)
Increase in reclaims receivable	(155,780)
Increase in interest payable on secured borrowings	4,711
Decrease in expenses payable	(56,882)
Increase in interest payable on floating rate mandatory redeemable preferred shares	94,496

Total adjustments		73,029,849

Net cash provided by operating activities		$42,930,002

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the year ended October 31,
	2018	2017	2016	2015	2014
PER SHARE DATA:
Net asset value, beginning of period	$17.47	$18.45	$19.26	$24.36	$21.81

Net investment income	0.19	0.41	0.67	0.70	0.92
Net realized and unrealized gain (loss)	(0.98)	0.01	(0.08)	(4.40)	3.03

Net increase (decrease) from investment operations applicable to common stock	(0.79)	0.42	0.59	(3.70)	3.95

Distributions on common stock:
Net investment income	(1.15)	(0.44)	(0.49)	(0.79)	(1.03)
Net realized gain	(0.25)	(0.29)	(0.51)	(0.61)	—
Return of capital	—	(0.67)	(0.40)	—	(0.37)

Total distributions	(1.40)	(1.40)	(1.40)	(1.40)	(1.40)

Net asset value, end of period	$15.28	$17.47	$18.45	$19.26	$24.36

Market value, end of period	$13.21	$15.77	$15.78	$16.23	$21.92

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Net operating expenses(1)	2.97%	2.42%	2.16%	1.68%	1.55%
Net operating expenses, without leverage(1)	1.62%	1.53%	1.49%	1.35%	1.26%
Gross operating expenses(1)	2.97%	2.47%	2.28%	1.86%	1.79%
Net investment income	1.13%	2.21%	3.67%	3.18%	4.02%

SUPPLEMENTAL DATA:
Total return on market value(2)	(7.95)%	8.77%	6.26%	(20.19)%	21.14%
Total return on net asset value(2)	(4.82)%	2.17%	3.19%	(15.50)%	18.61%
Portfolio turnover rate	46%	49%	53%	30%	29%
Net assets applicable to common stock, end of period (000s omitted)	$579,457	$662,659	$699,950	$730,504	$924,126
Secured borrowing outstanding, end of period (000’s omitted)	$160,000	$160,000	$160,000	$160,000	$260,000
Asset coverage on secured borrowings(3)	$5,247	$5,767	$6,000	$6,191	$4,554
Mandatory redeemable preferred shares, end of period (000’s omitted)(6)	$100,000	$100,000	$100,000	$100,000	$—
Asset coverage on mandatory redeemable preferred shares(4)	$81	$89	$92	$95	$—
Asset coverage ratio on total leverage (secured borrowings and mandatory redeemable preferred shares), end of period(5)	323%	355%	369%	381%	455%

(1)

Net operating expenses reflect the operating expenses of the Fund after giving effect to the reimbursement that the Fund’s investment adviser has contractually agreed to provide, as further detailed in Note 3 to the financial statements. Gross operating expenses reflect the operating expenses of the Fund without giving effect to such reimbursement.

(2)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(3)

Represents value of net assets applicable to common stock plus the secured borrowings and mandatory redeemable preferred shares (“preferred shares”) outstanding at period end divided by the secured borrowings outstanding at period end, calculated per $1,000 principal amount of borrowing. The rights of debt holders are senior to the rights of the holders of the Fund’s common and preferred shares.

(4)

Represents value of net assets applicable to common stock plus secured borrowings and preferred shares outstanding at period end divided by the secured borrowings and preferred shares outstanding at period end, calculated per $25 liquidation preference per share of preferred shares.

(5)

Represents value of net assets applicable to common stock plus secured borrowings and preferred shares outstanding at period end divided by the secured borrowings and preferred shares outstanding at period end.

(6)	The Fund’s preferred shares are not publicly traded.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

Note 1. Organization

Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on March 15, 2011. The Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued, as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund:

A.      Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the closing bid price, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the closing bid price of the exchange representing the principal market for such securities. Exchange traded options are valued at the last posted settlement price on the market where such option is principally traded and are classified as Level 1. If an option is not traded on the day prior to the expiration date of the option and the option is out of the money, the option will be valued at $0 and is classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B.      Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended October 31, 2018, the Fund estimated that 96.5% of the MLP distributions received would be treated as a return of capital.

C.      Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2018

required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for the tax years 2015 to 2018 are subject to review.

D.      Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

E.      Derivative Financial Instruments: Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) covered call options, in an attempt to manage such risk and with the purpose of generating realized gains. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (strike price) at any time during the term of the option. A covered call option is an option written on a security held by the Fund.

When a call option is written (sold), the Fund receives a premium (or call premium) from the buyer of such call option and records a liability to reflect its obligation to deliver the underlying security upon the exercise of the call option at the strike price.

Changes in the value of the written options are included in “Net change in unrealized appreciation (depreciation) on written options” on the Statement of Operations. “Net realized gain (loss) on written options” on the Statement of Operations will include the following: (a) premiums received from holders on options that have expired, and (b) the difference between the premium received and the amount paid to repurchase an open option, including any commission. Premiums from options exercised are added to the proceeds from the sale of the underlying security in order to determine the net realized gain or loss on the security.

F.      Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

G.      Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update, ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2018

reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of ASU No. 2018-13 and has determined to early adopt all aspects under the ASU effective immediately.

H.      Regulation S-X: In October 2018, the Securities and Exchange Commission issued amendments to Regulation S-X on financial reporting. These amendments eliminated certain disclosure requirements that were redundant or outdated in light of changes in U.S. Generally Accepted Accounting Principles and streamlined financial reporting related to the components of capital in the statement of assets and liabilities, distributions in the statement of changes in net assets, and eliminated certain end of period disclosure requirements regarding distributions in excess of net investment income. Certain prior year amounts have been reclassified for consistency with the current year presentation. These reclassifications had no effect on total net assets, total distributions, the statement of operations, financial highlights, net asset value, or total return.

A summary of the reclassifications relating to the October 31, 2017 amounts included the following:

a)

“Distributions to Common Stockholders” in the statement of changes in net assets for the year ended October 31, 2017 of previously included separate disclosures for amounts relating to net investment income ($16,608,835) and net realized gains ($10,852,324). Distributions from net investment income and net realized gains were combined into one line item as a result of the amendments.

b)

“Net assets” disclosed in the statement of changes in net assets at October 31, 2017 included distributions in excess of net investment income (loss) of ($276,298). This disclosure was eliminated as a result of the amendments.

Note 3. Agreements and Management Arrangements

A.      Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser” or “DPIM”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser receives a monthly fee at an annual rate of 1.00% of Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The Adviser had contractually agreed to reimburse the Fund for certain expenses as a percentage of the Average Weekly Managed Assets for its first six years starting at 0.25% for the first two years and decreasing 0.05% each year thereafter. The reimbursement period began upon the completion of the Fund’s initial public offering on July 29, 2011, and the waiver percentage was adjusted on each anniversary of that date. The reimbursement period ended July 29, 2017.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2018

B.      Administrator: The Fund has an Administration Agreement with Virtus Fund Services, LLC, an indirect, wholly owned subsidiary of Virtus (the “Administrator”). The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly net assets of the Fund.

C.      Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the year ended October 31, 2018 were $131,976.

D.      Affiliated Shareholder: At October 31, 2018, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 8,923 shares of the Fund, which represent 0.02% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2018 were $403,115,409 and $424,676,984, respectively.

Note 5. Derivatives Transactions

The Fund’s investments in derivatives may represent economic hedges; however, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2E above. During the year ended October 31, 2018, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while forgoing some upside potential. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. All written options have a primary risk exposure of equity price associated with them.

The average premiums received for call options written during the year ended October 31, 2018, were $258,973 (including exercised options). The average premiums received amount is calculated based on the average daily premiums received for the days options were held during the year ended October 31, 2018.

The following is a summary of the derivative activity reflected in the financial statements at October 31, 2018 and for the year then ended:

Statement of Assets and Liabilities		Statement of Operations
Assets: None	$—	Net realized gain (loss) on written options	$460,286

Liabilities: None	—	Net change in unrealized appreciation (depreciation) on written options	38,503

Net asset (liability) balance	$—	Total net realized and unrealized gain (loss)	$498,789

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2018

Note 6. Distributions and Tax Information

At October 31, 2018, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$838,965,024	$77,282,521	$(79,746,080)	$(2,463,559)

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to investments in MLPs.

Certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended October 31 2018, the Fund deferred late year ordinary losses of $16,136,118.

The Fund declares and pays quarterly distributions on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a Managed Distribution Plan) consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.35 per common share distribution level. The amount and timing of distributions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

The tax character of distributions paid to common shareholders during the years ended October 31, 2018 and 2017 was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$43,806,726	$16,608,835
Long-term capital gains	9,295,002	10,852,324
Return of capital	—	25,640,569

Total distributions	$53,101,728	$53,101,728

At October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Other ordinary timing differences	$(16,506,912)
Net unrealized appreciation	(24,871,330)

$(41,378,242)

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2018

Note 7. Reclassification of Capital Accounts

Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

At October 31, 2018, the following reclassifications were recorded:

Paid-in capital	Total distributable earnings (loss)
$(3,268,925)	$3,268,925

The reclassifications primarily relate to MLP recharacterization of gains and redesignation of distributions. These reclassifications have no impact on the net asset value of the Fund.

Note 8. Floating Rate Mandatory Redeemable Preferred Shares:

In 2015, the Fund issued 4,000,000 Floating Rate Mandatory Redeemable Preferred Shares (“MRP Shares”) in three series each with a liquidation preference of $25.00 per share. Proceeds from the issuances were used to reduce the size of the Fund’s credit facility.

Key terms of each series of MRP Shares at October 31, 2018 are as follows:

Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Weighted Daily Average Rate	Mandatory Redemption Date
A	800,000	$20,000,000	3M LIBOR + 1.85%	4.25%	3.86%	8/24/2020
B	1,600,000	40,000,000	3M LIBOR + 1.90%	4.30%	3.91%	8/24/2022
C	1,600,000	40,000,000	3M LIBOR + 1.95%	4.35%	3.96%	8/24/2025

Total	4,000,000	$100,000,000

LIBOR—London Interbank Offered Rate

The Fund incurred costs in connection with the issuance of the MRP Shares (MRPS). These costs were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization of these deferred offering costs of $181,354 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Floating rate mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.

Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date which is the last day of each of March, June, September and December.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2018

MRP Shares are subject to optional and mandatory redemption by the Fund in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which varies based on the date of redemption). The MRPS are not listed on any exchange or automated quotation system. The fair value of the MRP Shares is estimated to be their liquidation preference. The MRPS are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares at liquidation value.

In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.

Note 9. Secured Borrowings

The Fund has a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $210,000,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed and on the undrawn balance if the amount borrowed falls below 75% of the limit (the commitment fee). There were no commitment fees paid for the year ended October 31, 2018. The Agreement is renewable and can also be converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. For the year ended October 31, 2018, average daily borrowings under the Agreement and the weighted daily average interest rate were $160,000,000 and 2.64%, respectively. At October 31, 2018, the Fund had outstanding borrowings of $160,000,000 at a rate of 3.14% for a one-month term.

Note 10. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of

Duff & Phelps Global Utility Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Duff & Phelps Global Utility Income Fund, Inc. (the Fund), including the schedule of investments, as of October 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Duff & Phelps Investment Management Co. investment companies since 1991.

Chicago, Illinois

December 12, 2018

TAX INFORMATION (Unaudited)

For the year ended October 31, 2018, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates (“QDI”) applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income. The actual percentage of QDI, DRD and LTCG for the calendar year will be designated in year-end tax statements.

QDI	DRD	LTCG
54%	16%	$9,974,530

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg or on the SEC’s website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg.

ADDITIONAL INFORMATION (Unaudited)

Since October 31, 2017: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the addresses provided in this report.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Genetski and Ms. McNamara, who are elected by the holders of the Fund’s preferred stock. All of the directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Adviser. All of the Fund’s directors currently serve on the board of directors of three other registered closed-end investment companies that are advised by DPIM: DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) and DTF Tax-Free Income Inc. (“DTF”). The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, IL 60606.

Directors of the Fund (Unaudited)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

Independent Directors

Donald C. Burke Age: 58	Director	Term expires 2021; Director since 2014	Retired since 2009; President and Chief Executive Officer, BlackRock U.S. Funds 2007–2009; Managing Director, BlackRock, Inc. 2006–2009; Managing Director, Merrill Lynch Investment Managers 1990–2006	77	Director, Avista Corp. (energy company); Trustee, Goldman Sachs Fund Complex 2010–2014; Director, BlackRock Luxembourg and Cayman Funds 2006–2010

Robert J. Genetski Age: 76	Director	Term expires 2019; Director since 2011	Co-owner, Good Industries, Inc. (branding company) since 2014; President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995–2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank; author of several books	4

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

Philip R. McLoughlin Age: 72	Director	Term expires 2019; Director since 2011	Private investor since 2010; Partner, CrossPond Partners, LLC (investment management consultant) 2006–2010; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009–2010	81	Chairman of the Board, Lazard World Trust Fund (closed-end fund; f/k/a the World Trust Fund) since 2010 (Director since 1991)

Geraldine M. McNamara Age: 67	Director	Term expires 2020; Director since 2011	Private investor since 2006; Managing Director, U.S. Trust Company of New York 1982–2006	77

Eileen A. Moran Age: 64	Director and Vice- Chair- Person of the Board	Term expires 2021; Director since 2011	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990–2011	4

David J. Vitale Age: 72	Director and Chairman of the Board	Term expires 2020; Director since 2011	Chairman of the Board of DNP, DTF and DUC since 2009 and DPG since 2011; Chairman, Urban Partnership Bank since 2010; President, Chicago Board of Education 2011–2015; Senior Advisor to the CEO, Chicago Public Schools 2007–2008 (Chief Administrative Officer 2003–2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001–2002; Vice Chairman and Director, Bank One Corporation 1998–1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995–1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago 1993–1998 (Director 1992–1998; Executive Vice President 1986–1993)	4	Director, United Continental Holdings, Inc. (airline holding company), Urban Partnership Bank, Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

Interested Director

Nathan I. Partain, CFA Age: 62	President, Chief Executive Officer and Director	Term expires 2019; Director since 2011	President and Chief Investment Officer of the Adviser since 2005 (Executive Vice President 1997–2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989–1996 (Director of Equity Research 1993–1996 and Director of Fixed Income Research 1993); President and Chief Executive Officer of the Fund since 2011; President and Chief Executive Officer of DNP since 2001 (Chief Investment Officer 1998–2017; Executive Vice President 1998–2001; Senior Vice President 1997–1998); President and Chief Executive Officer of DTF and DUC since 2004.	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing and other business operations sectors)

Officers of the Fund (Unaudited)

The officers of the Fund are elected at the annual meeting of the board of directors of the Fund and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or Virtus affiliates and receive compensation in such capacities. Information pertaining to Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided above under the caption “Interested Director.”

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

W. Patrick Bradley, CPA Virtus Investment Partners, Inc. 100 Pearl Street, Hartford, CT 06103 Age: 46	Vice President and Assistant Treasurer since 2011	Executive Vice President, Fund Services, Virtus Investment Partners, Inc. since 2016 (Senior Vice President 2010–2016 and various officer positions with Virtus affiliates 2006–2009); Executive Vice President, Virtus mutual funds’ complex (78 portfolios) since 2016 (Senior Vice President 2013–2016) and Chief Financial Officer and Treasurer since 2004 (Vice President 2011–2013); Director, Virtus Global Funds, plc since 2013

Eric J. Elvekrog, CFA, CPA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 52	Vice President and Chief Investment Officer since July 2016	Senior Managing Director of the Adviser since 2015 (Vice President 2001–2014; Assistant Vice President 1996–2001; Analyst 1993–1996); Portfolio Manager of DPG since 2011

Alan M. Meder, CFA, CPA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 59	Treasurer, Principal Financial and Accounting Officer and Assistant Secretary since 2011	Chief Risk Officer of the Adviser since 2001 and Senior Managing Director since 2014 (Senior Vice President 1994–2014); Board of Governors of CFA Institute 2008–2014 (Chair of the Board of Governors of CFA Institute 2012–2013; Vice Chairman of the Board 2011–2012); Financial Accounting Standards Advisory Council Member 2011–2014

Daniel J. Petrisko, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 58	Senior Vice President since 2017 and Assistant Secretary since 2015	Executive Managing Director of the Adviser since March 2017 (Senior Managing Director 2014–February 2017; Senior Vice President 1997–2014; Vice President 1995–1997)

William J. Renahan Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 49	Vice President since 2012 and Secretary since 2015 (Assistant Secretary 2012–2015)	Secretary of the Adviser since 2014 and General Counsel since 2015; Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. since 2012; Vice President and Secretary, Virtus closed-end funds (4 portfolios) since 2012; Managing Director, Legg Mason, Inc. (and predecessor firms) 1999–2012

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Joyce B. Riegel Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 64	Chief Compliance Officer since 2011	Chief Compliance Officer of the Adviser since 2002 and Senior Managing Director since 2014 (Senior Vice President 2004–2014; Vice President 2002–2004)

Nikita K. Thaker Virtus Investment Partners, Inc. 100 Pearl Street, Hartford, CT 06103 Age: 40	Vice President and Assistant Treasurer since March 2018	Assistant Vice President–Mutual Fund Accounting & Reporting, CEF Treasurer, Fund Services, Virtus Investment Partners, Inc. since 2017 (Assistant Vice President since 2015; Director 2011–2015); Assistant Treasurer, Virtus closed-end funds (4 portfolios) since 2017

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

All shareholders whose shares are registered in their own name with the Fund’s transfer agent are automatically participants in the Fund’s Automatic Reinvestment and Cash Purchase Plan. Shareholders may opt out of the plan and elect to receive all distributions in cash by contacting the plan administrator, Computershare Trust Company, N.A. (“Computershare”) at the address set forth below.

The plan also permits a nominee, other than a depository, to participate on behalf of those beneficial owners for whom it is holding shares and who elect to participate. However, some nominees may not permit a beneficial owner to participate without having the shares re-registered in the owner’s name.

Shareholders who participate in the plan will have all distributions on their common stock automatically reinvested by Computershare, as agent for the participants, in additional shares of common stock of the Fund. When a distribution is reinvested under the plan, the number of shares of common stock equivalent to the cash distribution is determined as follows:

1.

If shares of the Fund’s common stock are trading at net asset value or at a premium above net asset value at the valuation date, the Fund issues new shares of common stock at the greater of net asset value or 95% of the then current market price.

2.

If shares of the Fund’s common stock are trading at a discount from net asset value at the valuation date, Computershare receives the distribution in cash and uses it to purchase shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Shares are allocated to participants’ accounts at the average price per share, plus commissions, paid by Computershare for all shares purchased by it. If, before Computershare has completed its purchases, the market price equals or exceeds the most recent net asset value of the shares, Computershare may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day on which Computershare purchased shares or (b) 95% of the market price on such day. In such a case, the number of shares received by the participant in respect of the distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares.

The valuation date is the payable date of the distribution. On that date, Computershare compares that day’s net asset value per share and the closing price per share on the New York Stock Exchange and determines which of the two alternative procedures described above will be followed.

The reinvestment shares are credited to the participant’s plan account in the Fund’s stock records maintained by Computershare, including a fractional share to six decimal places. Computershare will send participants written confirmation of all transactions in the participant’s plan account, including information participants will need for tax records. Shares held in the participant’s plan account have full dividend and voting rights. Distributions paid on shares held in the participant’s plan account will also be reinvested.

The cost of administering the plan is borne by the Fund. There is no brokerage commission on shares issued directly by the Fund. However, participants do pay a pro rata share of brokerage commissions incurred (currently $0.02 per share but may vary and is subject to change) on any open market purchases of shares by Computershare.

The automatic reinvestment of distributions does not relieve participants of any income tax that may be payable on such distributions. A plan participant will be treated for federal income tax purposes as having received, on the payable date, a distribution in an amount equal to the cash the participant would have received instead of shares. If you participate in the plan, you will receive a Form 1099-DIV concerning the federal tax status of distributions paid during the year.

Plan participants may make additional voluntary cash payments of at least $100 per payment but not more than $3,000 per month (by check or automatic deduction from his or her U.S. bank account) for investment in the Fund by contacting Computershare. Computershare will use such cash payments to purchase shares of the Fund in the open market or in private transactions.

A shareholder may leave the plan at any time by written notice to Computershare. To be effective for any given distribution, notice must be received by Computershare at least seven business days before the record date for that distribution. When a shareholder leaves the plan:

1.

such shareholder may request that Computershare sell such shareholder’s shares held in such shareholder’s plan account and send such shareholder a check for the net proceeds (including payment of the value of a fractional share) after deducting the brokerage commission, or

2.

if no request is made, such shareholder will receive a statement for the number of full shares held in such shareholder’s plan account, along with a check for any fractional share interest. The fractional share interest will be sold on the open market.

The plan may be terminated by the Fund or Computershare with the Fund’s prior consent, upon notice in writing mailed to each participant.

These terms and conditions may be amended or supplemented by the Fund or Computershare with the Fund’s prior consent, at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing appropriate written notice to each participant.

All correspondence concerning the plan should be directed to the plan administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or contact Fund Services at (866) 270-7598. For more information regarding the plan, please visit the Fund’s website at www.dpimc.com/dpg to view a copy of the plan in its entirety or contact us at (866) 270-7598.

Board of Directors

DAVID J. VITALE

Chairman

EILEEN A. MORAN

Vice Chairman

DONALD C. BURKE

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

NATHAN I. PARTAIN, CFA

Officers

NATHAN I. PARTAIN, CFA

President and Chief Executive Officer

DANIEL J. PETRISKO, CFA

Senior Vice President and Assistant Secretary

ERIC ELVEKROG, CFA, CPA

Vice President and Chief Investment Officer

ALAN M. MEDER, CFA, CPA

Treasurer and Assistant Secretary

JOYCE B. RIEGEL

Chief Compliance Officer

WILLIAM J. RENAHAN

Vice President and Secretary

W. PATRICK BRADLEY, CPA

Vice President and Assistant Treasurer

NIKITA K. THAKER

Vice President and Assistant Treasurer

Duff & Phelps Global Utility Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DPG

Shareholder inquiries please contact:

Fund Services at (866) 270-7598 or

Email at Duff@virtus.com

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

(312) 368-5510

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent and Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

Custodian

The Bank of New York Mellon

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at www.dpimc.com/dpg. In the event that the registrant makes any amendment to or grants any waiver from the provisions of the Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that three members of its audit committee: Donald C. Burke, Philip R. McLoughlin and David J. Vitale, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended October 31, 2018	Fiscal year ended October 31, 2017
(a) Audit Fees (1)	$54,000	$55,150
(b) Audit-Related Fees (2)(6)	$0	$0
(c) Tax Fees (3)(6)	$7,052	$7,084
(d) All Other Fees (4)(6)	$0	$0
Aggregate Non-Audit Fees (5)(6)	$7,052	$7,084

(1)	Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.
(2)

Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.”

(3)

Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both periods shown in the table, such services consisted of review of the registrant’s annual federal and excise tax returns and preparation and analysis of state income tax returns.

(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(5)

Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both periods shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)

No portion of these fees was approved by the Audit Committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”), jointly with the audit committee of the board of directors of DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) and DTF Tax-Free Income Inc. (“DTF”), has adopted a Joint Audit Committee Pre-Approval Policy to govern the provision by the Independent Auditor of the following services: (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Set forth below is a copy of the Joint Audit Committee Pre-Approval Policy (omitting data in the appendices relating to DNP, DUC and DTF).

DNP SELECT INCOME FUND INC. (“DNP”)

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC. (“DPG”)

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (“DUC”)

DTF TAX-FREE INCOME INC. (“DTF”)

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(adopted on December 12, 2018)

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non- audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

(1)

This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non- audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non- audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre- approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III.	Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre- approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, the issuance of an internal control letter for the Fund’s Form N-CEN and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements (other than the issuance of the internal control letter to be filed with the Fund’s Form N- CEN, which is included in the audit services listed above).

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V.	Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre- approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre- approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII.	Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2019

Dated: December 12, 2018

Service

1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-CEN.

2. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters.

3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2019

Dated: December 12, 2018

Service
1. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters

2. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

3. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2019

Dated: December 12, 2018

Service
1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax

2. Preparation of state tax returns

3. Consultations with the Fund’s management as to the tax treatment of transactions or events

4. Tax advice and assistance regarding statutory, regulatory or administrative developments

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2019

Dated: December 12, 2018

Service
None

Appendix E

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the committee are Donald C. Burke, Robert J. Genetski, Philip R. McLoughlin, Geraldine M. McNamara, Eileen A. Moran and David J. Vitale.

Item 6.	Investments.

(a) A	schedule of investments is included as part of the report to stockholders filed under Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s board of directors has adopted the following proxy voting policies and procedures.

DNP SELECT INCOME FUND INC.

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. DUFF & PHELPS

GLOBAL UTILITY INCOME FUND INC.

PROXY VOTING POLICIES AND PROCEDURES

As Amended June 13, 2018

I. Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A. “Adviser” refers to Duff & Phelps Investment Management Co.

B. “Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.

C. “corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D. “Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E. “executive compensation matters” refers to stock option plans and other executive compensation issues, including votes on “say on pay” and “golden parachutes.”

F. “Fund” refers to DNP Select Income Fund Inc., DTF Tax-Free Income Inc., Duff & Phelps Utility and Corporate Bond Trust Inc., or Duff & Phelps Global Utility Income Fund Inc., as the case may be.

G. “Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H. “portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I. “Principal Underwriter” refers to Wells Fargo Securities, LLC, solely with respect to DNP Select Income Fund Inc.

J. “proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy cards, one solicited by management and the others by a dissident or group of dissidents.

K. “social issues” refers to social, political and environmental issues.

L. “takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II. General policy.

A. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

B. Absent special factors, the policy of the Adviser is to exercise its proxy voting discretion in accordance with ISS guidelines.

III. Special Factors to consider when voting.

A. The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B. In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C. In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees and any compensatory arrangements (both slates); evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholder of the Fund; the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D. In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the company relative to its industry; management’s track record; background of the contested election; Nominee qualifications and any compensatory arrangements; strategic plan of dissident slate and quality of the critique against management; evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; likelihood that the proposed goals and objectives can be achieved (both slates); and stock ownership positions.

E. In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as: tax and economic benefits associated with amending an issuer’s state of incorporation; dilution or improved accountability associated with changes in capital structure; management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals; long-term financial performance of the company relative to its industry; and management’s track record.

F. In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of an annual frequency for such votes.

G. The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV. Responsibilities of Delegates.

A. In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

The Adviser has a Proxy Committee (“Committee”) that is responsible for establishing policies and procedures designed to enable the Adviser to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all clients. The Adviser also utilizes Institutional Shareholder Services (“ISS”) a qualified, non-affiliated independent third party to serve as the Adviser’s proxy voting agent in the provision of certain administrative, clerical, functional recordkeeping and support services related to the Adviser’s proxy voting processes and procedures. Absent special factors, the policy of the Adviser is to exercise its proxy voting discretion in accordance with the ISS guidelines.

B. In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

C. No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V. Conflicts of interest

A. The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Principal Underwriter (if applicable) or any affiliated person of the Fund, the Adviser or the Principal Underwriter (if applicable), on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B. While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C. The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI. Miscellaneous.

A. A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place for the period of time required to comply with applicable laws and regulations. They will be available for inspection either physically or through electronic posting on an approved website.

B. In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C. The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D. The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E. In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F. These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

In this Item, the term “Fund” refers to the registrant, Duff & Phelps Global Utility Income Fund Inc.

The Fund’s Portfolio Manager

Eric J. Elvekrog, CFA, CPA, has been Vice President and Chief Investment Officer of the Fund since July 1, 2016 and has been a Portfolio Manager of the Fund since its inception (July 2011). Mr. Elvekrog has been a Managing Director of Duff & Phelps Investment Management Co. (the “Advisor”) since July 2014 (and Vice President from 2001 to 2014). Mr. Elvekrog is both a CFA and a CPA and has been a member of the Adviser’s utility/infrastructure team since joining the Adviser in 1993.

Other Accounts Managed by the Fund’s Portfolio Manager

The Portfolio Manager does not manage any other accounts.

Compensation of the Fund’s Portfolio Manager

The following is a description of the compensation structure of the Fund’s portfolio manager.

The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus and its affiliated investment management firms, including the Adviser, believe that their compensation programs are adequate and competitive to attract and retain high caliber investment professionals. The portfolio managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary: The portfolio manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of investment industry compensation surveys conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus: Incentive bonus pools are based on firm profits. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the Fund managed is measured over one-, three- and five-year periods (if the fund has been in existence for such periods). Generally, an individual manager’s participation is based on the performance of each fund managed as weighted roughly by total assets in each of these funds.

Incentive bonus compensation of the Fund’s portfolio manager is currently comprised of two main components:

First, 70% of the incentive is based on: (i) the pre-tax performance of the Fund, as measured by earnings per share and total return over one-, three-, and five-year periods (if the Fund has been in existence for such periods) against specified benchmarks and/or peer groups; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the team. The total return component of the performance portion of portfolio managers’ incentive bonus compensation is compared to a composite of the MSCI U.S. Utilities, MSCI World ex U.S. Utilities, MSCI World Telecom Services, and Alerian MLP indices weighted to reflect the stock sector allocation of the Fund. Portfolio managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include: adjusted earnings before interest, tax, depreciation and amortization; gross inflows; and product investment performance. A portion of the total incentive bonus can be paid in Virtus RSUs that vest over three years.

The performance portion of the portfolio manager’s incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio (except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser and, thus indirectly, the profitability of Virtus).

Other Benefits: Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2018, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Eric J. Elvekrog	$50,001 - $100,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s proxy statement dated March 13, 2018, or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(c)	Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the six months ended October 31, 2018 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Duff & Phelps Global Utility Income Fund Inc.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain, President and Chief Executive Officer (Principal Executive Officer)

Date 12/28/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain, President and Chief Executive Officer (Principal Executive Officer)

Date 12/28/2018

By (Signature and Title)	/s/ Alan M. Meder Alan M.Meder, Treasurer and Assistant Secretary (Principal Financial Officer)

Date 12/28/2018